EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of El Capitan Precious Metals, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stephen J Antol, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in material respects, the financial condition and results of operations of the Company.

Date: August 15, 2011

	By:	/s/ Stephen J. Antol
Stephen J. Antol
Chief Financial Officer